UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 2004



                                   ICOA, Inc.
             (Exact name of registrant as specified in its charter)


        Nevada                           0-32513                 87-0403239
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)


                  111 Airport Road, Warwick, Rhode Island 02889
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (401) 739-9205



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

         On June 17, 2004, ICOA, Inc., a Nevada corporation acquired substantially all of the assets of iDockUSA for Two Hundred Thousand Dollars ($200,000) in cash and notes.

         iDockUSA owns and operates 28 Wi-Fi (wireless fidelity) hotspots in marinas located on the West Coast of the Untied States, through which it provides wireless Internet access to customers. We intend to utilize iDockUSA to increase our presence in the marina market throughout the United States.

         Following the consummation of the acquisition of iDockUSA, we entered into consulting agreements with the two principals to pursue development of marina locations in which we will establish Wi-Fi hotspots.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Financial Statements:

                  The financial statements required by this Item 7 will be filed within 60 days of the date hereof.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:    June 22, 2004

                                                           ICOA, Inc.


                                                  By: /s/ Erwin Vahlsing, Jr.
                                                      -------------------------
                                                Name: Erwin Vahlsing, Jr.
                                               Title: Treasurer and CFO